EXHIBIT 32.1

                                  CERTIFICATION
                           PURSUANT TO 18 U.S.C. 1350
     (AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)


In connection with the Quarterly Report on Form 10-Q of Modern PVC Inc. (the "Company") for the period ended October 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), and pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Vadims Horosevskis, as President, Chief Executive Officer and Chief Financial Officer of Modern PVC Inc., hereby certify that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Modern PVC Inc.


Dated: February 26, 2013               By: /s/ Vadims Horosevskis
                                           -------------------------------------
                                           Vadims Horosevskis
                                           President and Chief Executive Officer
                                           and Chief Financial Officer